UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2003

Juniper Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26339	77-0422528
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1194 North Mathilda Avenue, Sunnyvale, CA 94089
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 745-2000

Item 5. Other Events

     On May 27, 2003, Juniper Networks, Inc. (the “Company”) issued the press release furnished as Exhibit 99.1 to this report. On May 28, 2003, the Company issued the press release furnished as Exhibit 99.2 to this report.

Item 7. Exhibits

(c)	Exhibits

99.1	Press release issued on May 27, 2003

99.2	Press release issued on May 28, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUNIPER NETWORKS, INC.

Date: May 28, 2003	/s/ Lisa C. Berry Lisa C. Berry Vice President, General Counsel and Secretary

Exhibit Index

99.1	Press release issued on May 27, 2003

99.2	Press release issued on May 28, 2003